UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008
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DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of small business in its charter)

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Nevada	333-145316	20-5621294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21751 W. Eleven Mile Road Suite 208 Southfield, MI 48076
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On Wednesday, December 10, 2008, Diversified Restaurant Holdings, Inc. -- through its wholly owned subsidiary AMC Wings, Inc. -- entered into an amendment to its Area Development Agreement (the "Amended Agreement") with Buffalo Wild Wings International, Inc.  The Amended Agreement expanded our exclusive franchise territory in Michigan and extended by one year the time frame for completion of our obligations under the initial terms of the Area Development Agreement.

The Amended Agreement includes the right to develop an additional nine (9) Buffalo Wild Wings Restaurants, which increases to thirty-two (32) the total number of Buffalo Wild Wing Restaurants we have a right to develop.  The additional territories obtained under the Amended Agreement are in Lapeer, Owosso, Adrian, Marquette, Sault Sainte Marie, Gaylord, Alpena, Cadillac/West Branch and Downtown Detroit, Michigan.  As of this date, eight (8) of the total thirty-two (32) restaurants are open and operating.

Under the Amended Agreement, we have agreed to pay to Buffalo Wild Wings International, as Franchisor, a development fee of $31,250 at the time of execution of the Amended Agreement.  Franchise fees for the nine (9) additional restaurants will be $12,500 each, with one-half of the franchise fee due upon signing of the Franchise Agreement.

We have until November 1, 2017 to complete our development obligations under the Amended Agreement.

Diversified Restaurant Holdings, Inc. develops, owns and operates, as well as renders management and marketing services for Buffalo Wild Wings® restaurants located throughout Michigan and Florida and for their own restaurant concept, Bagger Dave’s Legendary Burgers and Fries®.  Diversified Restaurant Holdings, Inc. owns three Buffalo Wild Wings locations in Michigan and two in Florida and through its subsidiaries, manages an additional six locations in Michigan and three in Florida. Buffalo Wild Wings is more than your typical Buffalo, NY-style wing joint, we feature a full-menu with boneless wings, specialty burgers and sandwiches, finger foods, wraps and salads.  With their 14 signature sauces running the gamut from Mild to Blazin®, every taste bud can find the perfect flavor it’s searching for.  Along with their full-menu, Buffalo Wild Wings also features free NTN Trivia and wall to wall TVs, including several big screen TVs and more than 30 additional televisions located throughout the bar and dining room for the ultimate sports viewing experience.  Bagger Dave’s Legendary Burgers and Fries offers its guests the ability to choose from a selection of signature burgers or the option to “Create Your Own Legend”.  With more than 30 toppings, guests can pile on their favorites to create a burger unique to their own taste. Burgers are made from premium beef using the freshest, whole ground chuck with no trimmings.  Other popular items include their home-made Turkey Black Bean Chili and fresh-cut Idaho and sweet potato fries.  The menu also offers legendary sandwiches, salads, and hand-dipped milkshakes, plus a selection of beer and wine.  The non-smoking, family-friendly atmosphere includes an electric train running above the dining room and bar areas.

Item 9.01  Financial Statements and Exhibits

(d)

The following exhibits are included with this Report.

Exhibit 10.1

Buffalo Wild Wings Amendment to Area Development Agreement

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: December 15, 2008	By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

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